EXHIBIT 99

                                  NEWS RELEASE

                                                              CONTACT ERIC GRAAP
                                                               (540) 349-0212 or
                                                         egraap@fauquierbank.com
                                                         -----------------------

          FAUQUIER BANKSHARES, INC. ANNOUNCES RECORD QUARTERLY EARNINGS

WARRENTON, VA, October 16, 2003 - Fauquier Bankshares, Inc. (NASDAQ SmallCap:
FBSS), today reported net income for the quarter ended September 30, 2003 of $1,206,000, or $0.34 per diluted share, compared with $1,031,000, or $0.30 per diluted share, for the comparable period in 2002. The $174,000 or 16.9% increase in net income for the quarter was primarily attributable to a $190,000 gain on sale of securities, net of applicable income taxes, in addition to the increase in net interest income and other income. These were partially offset by the increase in other expenses and provision for loan losses. Return on average assets and return on average equity for the September 2003 quarter were 1.33% and 17.40% respectively, compared with 1.31% and 16.10% for the same quarter in 2002.

         Net income for the nine month period ended September 30, 2003 was $3,243,000 or $0.93 per diluted share, compared with $2,915,000, or $0.84 per diluted share, for the nine month period ended September 30, 2002. Return on average assets and return on average equity for the nine months ended September 30, 2003 were 1.27% and 15.97% respectively, compared with 1.30% and 15.77% for the same period in 2002.

         "While this quarter represents the most profitable quarter in Fauquier Bankshares' history, it is the continued growth of net interest income and recurring fee income from deposit and wealth management activities, as well as balance sheet growth during 2003, that are most gratifying," commented Randy K. Ferrell, president and chief operating officer of Fauquier Bankshares. Mr. Ferrell continued, "Our loan portfolio, net has grown $62.4 million, and total deposits have increased $43.5 million since December 31, 2002. The growth of the loan portfolio has been accompanied by a commensurate increase in the provision for loan losses. The credit quality of the loan portfolio remains strong, with non-performing loans totaling $1.1 million, or 0.39% of total loans, at September 30, 2003 compared with $1.1 million, or 0.50% of total loans one year earlier."

         Net interest income was $3.81 million for the quarter ended September 30, 2003, an increase of $185,000 compared with $3.62 million for the quarter ended September 30, 2002. The increase resulted from increased interest and fee income on loans. For the quarter ended September 30, 2003, other income increased $493,000 or 49.3%, compared with the quarter ended September 30, 2002. In addition to the $288,000 gain on sale of investments, the increase stemmed primarily from revenues related to the continued growth of The Fauquier Bank's deposit base and retail banking activities, as well as wealth management services income and income generated by bank-owned life insurance. Deposits totaled $317.1 million at September 30, 2003, an increase of 15.9% from December 31, 2002. Fauquier Bankshares and The Fauquier Bank, its primary subsidiary, have combined assets of $375.3 million and total shareholders' equity of $27.7 million at September 30, 2003.


         The Fauquier Bank, an independent, locally-owned, community bank, offers a full range of financial services, including internet banking, commercial, retail, insurance and wealth management services, through seven banking offices and eight ATM locations throughout Fauquier County and Manassas, Virginia. The Fauquier Bank anticipates the opening of its eighth full service banking office in Bealeton, Virginia during the second quarter of 2004. Additional information may be found by contacting us on the internet at www.fauquierbank.com or by calling: (800) 638-3798.

         This press release may contain "forward-looking statements" as defined by federal securities laws. These statements address issues that involve risks, uncertainties, estimates and assumptions made by management, and actual results could differ materially from the results contemplated by these forward-looking statements. Factors that could have a material adverse effect on the operations and future prospects of the company include, but are not limited to, changes in: interest rates, general economic conditions, legislative/regulatory policies, monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Board of Governors of the Federal Reserve System, the quality or composition of the loan or investment portfolios, demand for loan products, deposit flows, competition, demand for financial services in the company's market area, and accounting principles, policies and guidelines. Other risk factors are detailed from time to time in the company's Securities and Exchange Commission filings. Readers should consider these risks and uncertainties in evaluating forward-looking statements and should not place undue reliance on such statements. Fauquier Bankshares, Inc. undertakes no obligation to update these statements following the date of this press release.

                   FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                                                                          SEPTEMBER 30, 2003    DECEMBER 31, 2002
                                                                          ------------------    -----------------
                                                                              (UNAUDITED)
ASSETS
Cash and due from banks                                                      $  19,819,135       $  19,824,120
Interest-bearing deposits in other banks                                           220,783             212,960
Federal funds sold                                                                    --             4,900,000
Securities, at fair value                                                       60,652,037          71,736,633
Loans, net of allowance for loan losses of $3,338,087
  in 2003 and $2,909,607 in 2002                                               276,107,381         213,697,948
Bank premises and equipment, net                                                 7,948,991           6,468,205
Accrued interest receivable                                                      2,045,222           1,739,638
Other assets                                                                     8,457,138           2,919,978
                                                                             -------------       -------------
                Total assets                                                 $ 375,250,687       $ 321,499,482
                                                                             =============       =============
LIABILITIES
Deposits:
  Noninterest-bearing                                                        $  76,665,777       $  60,181,808
  Interest-bearing                                                             240,479,838         213,486,663
                                                                             -------------       -------------
     Total deposits                                                            317,145,615         273,668,471
Federal funds purchased                                                          8,600,000                --
Federal Home Loan Bank advances                                                 15,000,000          15,000,000
Dividends payable                                                                  397,320             363,447
Company-obligated mandatorily redeemable capital securities                      4,000,000           4,000,000
Other liabilities                                                                2,454,748           2,036,399
Commitments and contingent liabilities                                                --                  --
                                                                             -------------       -------------
                Total liabilities                                              347,597,683         295,068,317
                                                                             -------------       -------------


SHAREHOLDERS' EQUITY
Common stock, par value, $3.13; authorized 8,000,000 shares; issued and outstanding, 2003, 3,311,000 shares; 2002, 3,304,066
shares                                                                          10,363,430          10,341,726
Retained earnings                                                               17,349,786          15,419,307
Accumulated other comprehensive income                                             (60,212)            670,132
                                                                             -------------       -------------
                Total shareholders' equity                                      27,653,004          26,431,165
                                                                             -------------       -------------
                Total liabilities and shareholders' equity                   $ 375,250,687       $ 321,499,482
                                                                             =============       =============

                          FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                              CONSOLIDATED STATEMENTS OF INCOME
                                         (UNAUDITED)
                    FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                      2003              2002
                                                                   -----------      -----------
INTEREST INCOME
     Interest and fees on loans                                    $12,499,056      $12,776,346
     Interest and dividends on securities available for sale:
        Taxable interest income                                      1,185,791        1,398,785
        Interest income exempt from federal income taxes                52,501           87,031
        Dividends                                                      189,098          125,512
     Interest on federal funds sold                                     48,610          156,384
     Interest on deposits in other banks                                 1,555            1,834
                                                                   -----------      -----------
        Total interest income                                       13,976,611       14,545,892
                                                                   -----------      -----------
INTEREST EXPENSE
     Interest on deposits                                            2,324,086        3,311,937
     Interest on federal funds purchased                                 9,908             --
     Interest on Federal Home Loan Bank advances                       527,421          527,421
     Distribution on capital securities of subsidiary trust            146,369          115,455
                                                                   -----------      -----------
        Total interest expense                                       3,007,784        3,954,813
                                                                   -----------      -----------
        Net interest income                                         10,968,827       10,591,079

Provision for loan losses                                              470,000          252,500
                                                                   -----------      -----------
        Net interest income after
          provision for loan losses                                 10,498,827       10,338,579
                                                                   -----------      -----------
OTHER INCOME
     Wealth management income                                          673,272          513,597
     Service charges on deposit accounts                             1,861,059        1,477,399
     Other service charges, commissions and fees                       988,407          727,052
     Gains on securities, available for sale                           288,334           33,914
     Other operating income                                             29,997           52,422
                                                                   -----------      -----------
        Total other income                                           3,841,069        2,804,384
                                                                   -----------      -----------
OTHER EXPENSES
     Salaries and employees' benefits                                4,826,460        4,215,204
     Net occupancy expense of premises                                 638,416          537,943
     Furniture and equipment                                           882,945          742,780
     Other operating expenses                                        3,368,079        3,415,662
                                                                   -----------      -----------
        Total other expenses                                         9,715,900        8,911,589
                                                                   -----------      -----------
        Income before income taxes                                   4,623,996        4,231,374
                                                                   -----------      -----------
Income tax expense                                                   1,381,177        1,316,422
                                                                   -----------      -----------
        Net Income                                                 $ 3,242,819      $ 2,914,952
                                                                   ===========      ===========
EARNINGS PER SHARE, basic                                          $      0.98      $      0.88
                                                                   ===========      ===========
EARNINGS PER SHARE, assuming dilution                              $      0.93      $      0.84
                                                                   ===========      ===========
DIVIDENDS PER SHARE                                                $      0.35      $      0.30
                                                                   ===========      ===========

                         FAUQUIER BANKSHARES, INC. AND SUBSIDIARIES
                             CONSOLIDATED STATEMENTS OF INCOME
                                        (UNAUDITED)
                   FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2003 AND 2002

                                                                     2003             2002
                                                                   ----------      ----------
INTEREST INCOME
     Interest and fees on loans                                    $4,394,061      $4,205,327
     Interest and dividends on securities available for sale:
        Taxable interest income                                       277,409         540,511
        Interest income exempt from federal income taxes               14,464          24,566
        Dividends                                                      67,751          62,445
     Interest on federal funds sold                                    11,871          55,278
     Interest on deposits in other banks                                  827             248
                                                                   ----------      ----------
        Total interest income                                       4,766,383       4,888,375
                                                                   ----------      ----------
INTEREST EXPENSE
     Interest on deposits                                             726,913       1,030,030
     Interest on federal funds purchased                                4,527            --
     Interest on Federal Home Loan Bank advances                      177,739         177,739
     Distribution on capital securities of subsidiary trust            47,112          55,882
                                                                   ----------      ----------
        Total interest expense                                        956,291       1,263,651
                                                                   ----------      ----------
        Net interest income                                         3,810,092       3,624,724

Provision for loan losses                                             240,000          65,000
                                                                   ----------      ----------
        Net interest income after
          provision for loan losses                                 3,570,092       3,559,724
                                                                   ----------      ----------
OTHER INCOME
     Wealth management income                                         238,497         181,995
     Service charges on deposit accounts                              608,620         522,348
     Other service charges, commissions and fees                      345,974         250,698
     Gain on securities, available for sale                           288,334          33,914
     Other operating income                                            10,247           9,863
                                                                   ----------      ----------
        Total other income                                          1,491,672         998,818
                                                                   ----------      ----------
OTHER EXPENSES
     Salaries and employees' benefits                               1,655,112       1,444,599
     Net occupancy expense of premises                                223,395         191,871
     Furniture and equipment                                          298,679         252,709
     Other operating expenses                                       1,156,938       1,164,712
                                                                   ----------      ----------
        Total other expenses                                        3,334,124       3,053,891
                                                                   ----------      ----------
        Income before income taxes                                  1,727,640       1,504,651
                                                                   ----------      ----------
Income tax expense                                                    522,013         473,485
                                                                   ----------      ----------
        Net Income                                                 $1,205,627      $1,031,166
                                                                   ==========      ==========
EARNINGS PER SHARE, basic                                          $     0.36      $     0.31
                                                                   ==========      ==========
EARNINGS PER SHARE, assuming dilution                              $     0.34      $     0.30
                                                                   ==========      ==========
DIVIDENDS PER SHARE                                                $     0.12      $     0.10
                                                                   ==========      ==========
